UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

SVB Financial Group

(Exact Name of Company as Specified In Its Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive

Santa Clara, California 95054-1191

(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 13, 2023 SVB Financial Group (the “Company”) announced that its board of directors (the “Board”) has appointed a restructuring committee consisting of five independent directors to explore strategic alternatives for the Company and its SVB Capital and SVB Securities businesses, as well as the Company’s other assets and investments.

The members of the holding company’s restructuring committee are Eric Benhamou, Tom King, Kay Matthews, Mary Miller and Kate Mitchell. In addition to exploring potential transactions for the SVB Capital and SVB Securities businesses, the committee will explore all alternatives for addressing the approximately $3 billion of funded debt held by the holding company, which is recourse only to the Company and is not guaranteed by the Company’s subsidiaries. The Company is being advised by Centerview Partners LLC, Sullivan & Cromwell LLP, and Alvarez & Marsal as financial, legal, and restructuring advisors, respectively, in conjunction with the committee’s activities.

A press release announcing the appointment of the restructuring committee is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. Forward-looking statements are statements that are not historical facts and generally can be identified by the use of such words as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words or comparable terminology. Although the Company believes that the expectations reflected in the Company’s forward-looking statements are reasonable, the Company has based these expectations on its current beliefs as well as its assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside the Company’s control. Forward-looking statements related to the Company’s actual results of operations and financial performance could differ significantly from those expressed in or implied by the Company’s forward-looking statements. The forward-looking statements included in this disclosure are made only as of the date of this disclosure. The Company does not intend, and undertakes no obligation, to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of SVB Financial Group Announcing Exploration of Strategic Alternatives, dated March 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: March 13, 2023	By:	/s/ Greg Becker
	Name:	Greg Becker
	Title:	President and Chief Executive Officer